                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2006, with respect to the consolidated financial statements of CTC Media, Inc. included in Amendment No. 3 to the
Registration Statement (Form S-1 No. 333-132228) and related Prospectus of
CTC Media, Inc. for the registration of 32,370,127 shares of its common stock.

/s/ Ernst&Young LLC
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Moscow, Russia

May 11, 2006